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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 22, 2005

                                   ATARI, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

                         Commission File Number: 0-27338


                                   13-3689915
                      (I.R.S. employer identification no.)

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                         (Address of principal executive
                          offices, including zip code)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
            RULE OR STANDARD; TRANSFER OF LISTING

     (a) On July 22, 2005, Thomas J. Mitchell resigned as a member of the Board of Directors of Atari, Inc. (the "Company"). Prior to his resignation, Mr. Mitchell served as the Chairman of the Audit Committee of the Board of Directors and qualified as a "financial expert" under applicable Securities and Exchange Commission and NASDAQ rules.

     Effective July 29 2005,David Ward, a current member of our Board of Directors, was appointed to the Audit Committee, filling the vacancy previously created upon James Caparro's resignation from the Audit Committee in October 2004.

     Currently, the Company's Audit Committee consists of only two members, neither of whom qualifies as a "financial expert." Although the NASDAQ Marketplace rules require that a company have an audit committee composed of three independent directors, one of whom is a "financial expert", NASDAQ Marketplace Rule 4350(d)(4)(B) provides that a company that has one vacancy on its audit committee will have until the earlier of its next annual shareholders' meeting or one year after the vacancy occurred to fill the vacancy. As required by that rule, the Company notified The NASDAQ Stock Market of Mr. Mitchell's resignation from the Board and the Audit Committee and of its intention to fill the resulting vacancy on the Audit Committee by the earlier of the Company's next annual shareholders' meeting or July 21, 2006 (one year after Mr. Mitchell's resignation).

     In addition, effective July 29, 2005, James Caparra resigned from his position as a director of the Company. On June 6, 2005, he resigned as President and Chief Executive Officer of the Company in order to take a position with another company.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     (b) As discussed above, effective July 22, 2005, Thomas J. Mitchell resigned as a member of the Company's Board of Directors and the Audit Committee thereof. A copy of Mr. Mitchell's resignation letter is filed as Exhibit 99.1 hereto.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ATARI, INC.

                                          By:       /s/ Diane Price Baker
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                                              Diane Price Baker
                                                Executive Vice President
                                                and Chief Financial Officer

Date:  July 28, 2005


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